UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 15, 2025

ONAR Holding Corporation
(Exact name of registrant as specified in its charter)

Nevada	00-56012	47-2200506
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

990 Biscayne Blvd, 5th Floor Miami, FL 33132

(Address of principal executive offices)

Registrant’s telephone number, including area code (213) 437-3081

____________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	ONAR	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 15, 2025, a subsidiary of ONAR Holding Corporation (together with its subsidiaries, the “Company”) acquired all of the outstanding equity interests (the “Membership Interests”) of Juice Labs LLC, a Delaware limited liability company (“Juice”), pursuant to that certain Securities Purchase Agreement by and among Storia Agency, LLC (“Buyer”), Juice and the sellers listed on Schedule 1 thereto (the “Sellers”), dated as of September 15, 2025 (the “Purchase Agreement”).  The Purchase Agreement includes customary representations and warranties, confidentiality, non-competition, non-solicitation, non-disparagement, non-interference, and indemnification provisions as provided therein.

Pursuant to the Purchase Agreement, as consideration for the acquisition of the Membership Interests, Buyer (i) paid an aggregate consideration of $2,000,000, subject to adjustment and holdback as set forth in the Purchase Agreement, and (ii) is required to pay additional consideration to the Sellers (the “Earnout Consideration”), if any, calculated based on revenue, net of pass through advertising expenses, attributable to new clients referred by the Sellers to the Buyer after the closing date that are received by Juice during the first 24 months from the initial contract date with any such new referred clients for all initial contracts with such new referred clients that are entered into by Juice within five (5) years of the closing date (“Net New Revenue”).

On or prior to each one-year anniversary of the closing date until the fifth-year anniversary of the closing date (or until the six- or seventh-year anniversary of the closing date to the extent that there is Net New Revenue in such years), Buyer shall prepare and deliver to Sellers a statement setting forth its calculation of Net New Revenue for the applicable twelve-month period. Upon final determination of Net New Revenue for the applicable twelve-month period, Buyer shall pay to Sellers an amount equal to (x) ten percent (10%) times (y) Net New Revenue for the applicable twelve-month period. Unless otherwise mutually agreed by the Buyer and the Sellers, each earnout payment, if any, shall be paid (A) one-half in cash to Sellers, in accordance with their pro rata shares, and (B) one-half in shares of common stock of the Company (based on a ten-day volume weighted average price ending two business days immediately prior to the date of issuance of such shares) issued to Sellers in accordance with their pro rata shares, rounded down to the nearest whole number.

The offering and sale of the shares of common stock of the Company to be issued as a portion of the Earnout Consideration, if any, was made in reliance on the exemption afforded by Section 4(a)(2) of the Securities Act and corresponding provisions of state securities or “blue sky” laws. These shares have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from the registration requirements. The sale of these shares did not involve a public offering and was made without general solicitation or general advertising.

Neither this Current Report on Form 8-K nor any exhibit attached hereto is an offer to sell or the solicitation of an offer to buy shares of common stock or other securities of the Company.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full and complete terms of the Purchase Agreement, a copy of which is filed herewith as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under and Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 is incorporated herein by reference.

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Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On September 18, 2025, the Company issued a press release announcing the acquisition of the Membership Interests. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 7.01 by reference.

The information furnished pursuant to this Item 7.01, including Exhibit 99.1, on this Form 8-K, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed by an amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information

The pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by an amendment to this Current Report on Form 8-K not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

Exhibit No.	Description
10.1	Securities Purchase Agreement by and among Storia Agency, LLC, Juice Labs LLC and the sellers listed on Schedule 1 thereto, dated as of September 15, 2025
99.1	Press Release dated September 18, 2025 announcing the acquisition
104	Cover Page Interactive Data File (formatted as inline XBRL)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONAR Holding Corporation
(Registrant)

Date: September 19, 2025	By:	/s/ Claude Zdanow
	Name:	Claude Zdanow
	Title:	Chief Executive Officer

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